                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VPQ SAR 4/97

                             LETTER TO SHAREHOLDERS
March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management and investment banking. The                  [PHOTO]
transaction was completed in October,
and we look forward to exploring the
opportunities it creates for investors.   DENNIS J. MCDONNELL AND DON G. POWELL
As part of the acquisition, Van Kampen
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW
    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they had experienced earlier in the year. Election-year politics further strengthened the municipal market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

                                                           Continued on page two

FUND STRATEGY

We employed the following strategies in managing the Trust:
- We invested 55 percent of the Trust's long-term investments in AAA-rated securities, and 22 percent in BBB-rated or non-rated (with an equivalent rating of investment grade at the time of purchase) securities as of February 28, 1997. Typically, we attempt to enhance the Trust's yield and balance the rating distribution by exchanging a portion of the higher-rated holdings for lower-rated, higher-yielding assets. While the AAA-rated securities have provided safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change.
    The majority of the Trust's AAA-rated holdings, however, are owned at yields much higher than what is currently available in the tax-exempt market. As we identify lower-rated bonds, they will be purchased to replace the higher-quality, AAA-rated bonds that are subject to early redemption in the near future.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of February 28, 1997.

AAA...........   55.1%
AA............    5.2%
A.............   12.8%
BBB...........   19.3%
BB............    4.5%
Non-Rated.....    3.1%

Based upon credit quality ratings issued by Standard & Poor's. For Moody's rating is used.

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team, provides significant added value to the portfolio.

- At the end of the reporting period, about 4 percent of the Trust's assets were rated below investment grade, consisting primarily of Armstrong County Hospital, which was downgraded in 1994. The creditworthiness of the hospital has substantially improved over time, and we are comfortable with its progress.

- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 5.17 years, comparatively shorter than the Lehman Brothers Municipal Bond Index benchmark of 7.59 years. While the shorter duration boosted the Trust's performance in the first half of 1996, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

[BAR GRAPH]

Six-month Distribution History
For the Period Ended February 28, 1997

Sep 1996  ....................  $.0910
Oct 1996  ....................  $.0910
Nov 1996  ....................  $.0910
Dec 1996  ....................  $.1215
Jan 1997  ....................  $.0910
Feb 1997  ....................  $.0910

The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.


PERFORMANCE SUMMARY
    We are pleased to report that the Van Kampen American Capital Pennsylvania Quality Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended February 28, 1997, the Trust generated a total return at market price of 4.99 percent(1), including reinvestment of income dividends totaling $.5460 and capital gains of $.0305 per share. The Trust offered a tax-exempt distribution rate of 6.28 percent(3), based on the closing common stock price of $17.375 per share on February 28, 1997. Because income from the Trust is exempt from federal and state income tax, this distribution rate represents a yield equivalent to taxable investment earning 10.10 percent(4) (for Pennsylvania investors in the 37.8 percent combined federal and state income tax bracket).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                   AS OF
                                                             FEBRUARY 28, 1997
Health Care....................................................    25.1%
General Purpose................................................    21.3%
Water and Sewer................................................    10.4%
Student Loan...................................................     9.1%
Airport........................................................     5.7%

*As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK
    The outlook for the Commonwealth is slightly negative, reflecting Pennsylvania's slow employment growth and highly cyclical economy. The Commonwealth's economic vulnerability is illustrated by employment growth and home sales, which slightly lagged national averages. Although municipal supply should continue to be limited, we will utilize our extensive credit analysis to identify issues with attractive yields and minimal credit risk.

                                                          Continued on page four

    Nationwide, we continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, maintaining a defensive posture with the Trust by maintaining a relatively short duration in the event of an increase in interest rates.
    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short term funds to purchase long term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to seek to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VPQ)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    4.99%
Six-month total return based on NAV(2).....................    5.29%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.28%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................   10.10%

 SHARE VALUATIONS

Net asset value............................................  $ 16.84
Closing common stock price.................................  $17.375
Six-month high common stock price (02/27/97)...............  $17.500
Six-month low common stock price (10/22/96)................  $16.375
Preferred share rate(5)....................................    3.36%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)

------------------------------------------------------------------------------------------
  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          PENNSYLVANIA  89.8%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%  01/01/22  $  6,976,905
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp...............................  7.125   10/01/21     7,772,131
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/08     1,401,650
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   06/01/09     1,352,255
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/09       839,773
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500   07/01/06     2,639,662
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200   11/01/06     2,697,075
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500   11/01/16     5,428,555
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900   07/01/07     1,128,270
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/03       867,871
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/03       833,036
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/04       854,688
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/04       851,950
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/05       825,342
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/05       805,456
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/06       779,153
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/06       635,409
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/07       734,123
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/07       715,725
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/08       673,373
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/08       664,449
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/09       631,069
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375   06/01/16     7,797,139
  1,000   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg.......................................  6.875   06/01/16     1,000,190
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375   04/01/21     6,407,160
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000   05/15/18    19,719,180
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000   08/01/22     4,247,640
    780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100   09/15/07       790,249

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

------------------------------------------------------------------------------------------
  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp......................................  7.500%  11/15/21  $  4,268,000
  5,500   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser B (Prerefunded @ 07/15/99).............  8.100   07/15/10     6,091,360
  3,100   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Hosp (AMBAC Insd)..................  6.000   06/01/16     3,163,333
    950   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000   11/15/99     1,000,768
  1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.350   11/15/05     1,343,400
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  6.875   11/15/20     2,432,515
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B.........  5.750   11/15/17       974,520
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery........................................  7.500   01/01/12     6,451,680
  2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................  7.600   12/01/20     2,236,040
  1,000   Pennsylvania Econ Dev Fin Auth Res Recov Rev
          Colver Proj Ser D...............................  7.150   12/01/18     1,053,820
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg 54A
          Rfdg (FHA Gtd)..................................  6.050   10/01/16     1,007,390
  1,565   Pennsylvania Hsg Fin Agy Single Family Mtg 54A
          Rfdg (FHA Gtd)..................................  6.150   10/01/22     1,576,503
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000   04/01/24     1,048,190
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................  6.850   04/01/25     2,109,040
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (FHA Gtd)...................................  6.250   10/01/24     3,050,190
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A.............................................  6.050   04/01/18     1,506,105
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800   06/15/22     7,762,860
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd)...............  7.050   10/01/16    18,189,716
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Hahnemann Univ Proj (Prerefunded @
          07/01/99) (MBIA Insd)...........................  7.200   07/01/19     1,087,950
  2,200   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99).......  8.375   03/01/11     2,422,530
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100   06/15/25     4,322,633
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................  6.250   07/01/08     3,232,530
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 (Cap Guar
          Insd)...........................................  6.375   07/01/14     2,160,500
  7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125   11/15/18     8,110,708

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

------------------------------------------------------------------------------------------
  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500%  08/01/10  $  5,702,600
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000   08/01/18     6,074,860
  3,000   Philadelphia, PA Wtr & Wastewtr Rev (MBIA
          Insd)...........................................  5.625   06/15/08     3,137,670
                                                                              ------------
                                                                               181,586,889
                                                                              ------------
          PUERTO RICO  6.7%
  1,000   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn PR........................................  6.850   10/17/03     1,026,630
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *   07/01/04     9,847,740
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000   07/01/14     1,584,929
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600   07/01/04     1,078,179
                                                                              ------------
                                                                                13,537,478
                                                                              ------------
          U. S. VIRGIN ISLANDS  2.0%
  3,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................  7.250   10/01/18     4,061,662
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $183,617,235)(a)....................................................   199,186,029
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.................................     3,010,266
                                                                              ------------
NET ASSETS  100%............................................................  $202,196,295
                                                                              ============

 * Zero coupon bond

(a) At February 28, 1997, cost for federal income tax purposes is $183,617,235; the aggregate gross unrealized appreciation is $15,579,587 and the aggregate gross unrealized depreciation is $10,793, resulting in net unrealized appreciation of $15,568,794.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $183,617,235)
  (Note 1)..................................................  $199,186,029
Interest Receivable.........................................     3,395,336
Other.......................................................         5,185
                                                              ------------
      Total Assets..........................................   202,586,550
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee (Note 2)..........................       108,568
  Custodian Bank............................................       103,255
  Administrative Fee (Note 2)...............................        31,019
  Income Distributions - Common and Preferred Shares........        11,967
  Affiliates (Note 2).......................................        16,516
Accrued Expenses............................................        61,470
Deferred Compensation and Retirement Plans (Note 2).........        57,460
                                                              ------------
      Total Liabilities.....................................       390,255
                                                              ------------
NET ASSETS..................................................  $202,196,295
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,300 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,147,758 shares issued and
  outstanding) (Note 3).....................................        81,478
Paid in Surplus.............................................   120,551,127
Net Unrealized Appreciation on Investments..................    15,568,794
Accumulated Undistributed Net Investment Income.............       770,319
Accumulated Net Realized Gain on Investments................       224,577
                                                              ------------
      Net Assets Applicable to Common Shares................   137,196,295
                                                              ------------
NET ASSETS..................................................  $202,196,295
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($137,196,295 divided by
  8,147,758 shares outstanding).............................  $      16.84
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,351,373
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      698,624
Administrative Fee (Note 2).................................      199,607
Preferred Share Maintenance (Note 5)........................       89,640
Custody.....................................................       27,945
Trustees Fees and Expenses (Note 2).........................       13,166
Legal (Note 2)..............................................        9,050
Amortization of Organizational Expenses (Note 1)............          428
Other.......................................................       91,173
                                                              -----------
    Total Expenses..........................................    1,129,633
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,221,740
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $   224,577
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................   12,808,670
  End of the Period.........................................   15,568,794
                                                              -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................    2,760,124
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............  $ 2,984,701
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,206,441
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1997
                 and the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended      Year Ended
                                                          February 28, 1997   August 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................   $  5,221,740       $ 10,562,636
Net Realized Gain on Investments.........................        224,577            319,936
Net Unrealized Appreciation/Depreciation on Investments
  During the Period......................................      2,760,124           (851,139)
                                                            ------------       ------------
Change in Net Assets from Operations.....................      8,206,441         10,031,433
                                                            ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................     (4,439,551)        (8,851,145)
  Preferred Shares.......................................     (1,068,093)        (2,392,144)
                                                            ------------       ------------
                                                              (5,507,644)       (11,243,289)
                                                            ------------       ------------
Distributions from Net Realized Gain on Investments:
  Common Shares..........................................       (247,642)           (64,224)
  Preferred Shares.......................................        (72,294)           (19,611)
                                                            ------------       ------------
                                                                (319,936)           (83,835)
                                                            ------------       ------------
Total Distributions......................................     (5,827,580)       (11,327,124)
                                                            ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      2,378,861         (1,295,691)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................        333,831            521,036
                                                            ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS....................      2,712,692           (774,655)
NET ASSETS:
Beginning of the Period..................................    199,483,603        200,258,258
                                                            ------------       ------------
End of the Period (Including undistributed net investment
  income of $770,319 and $1,056,223, respectively).......   $202,196,295       $199,483,603
                                                            ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)

-------------------------------------------------------------------------------------------------------
                                                                                     September 27, 1991
                               Six Months                                              (Commencement
                                 Ended               Year Ended August 31              of Investment
                              February 28,   -------------------------------------     Operations) to
                                  1997        1996      1995      1994      1993      August 31, 1992
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
    (a)......................   $16.546      $16.705   $16.431   $17.987   $16.387       $14.788
                                -------      -------   -------   -------   -------       -------
  Net Investment Income......      .642        1.302     1.331     1.338     1.344         1.092
  Net Realized and Unrealized
    Gain/Loss on
    Investments..............      .367        (.064)     .349    (1.544)    1.685         1.460
                                -------      -------   -------   -------   -------       -------
Total from Investment
  Operations.................     1.009        1.238     1.680     (.206)    3.029         2.552
                                -------      -------   -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...........      .546        1.092     1.092     1.092     1.042           .754
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........      .131         .295      .312      .214      .186           .199
  Distributions from Net
    Realized Gain on
    Investments:
    Paid to Common
      Shareholders...........      .030         .008      .002      .039      .161            -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........      .009         .002       -0-      .005      .040            -0-
                                -------      -------   -------   -------   -------       -------
Total Distributions..........      .716        1.397     1.406     1.350     1.429          .953
                                -------      -------   -------   -------   -------       -------
Net Asset Value, End of the
  Period.....................   $16.839      $16.546   $16.705   $16.431   $17.987       $16.387
                                =======      =======   =======   =======   =======       =======
Market Price Per Share at End
  of the Period..............   $17.375      $17.125   $16.250   $16.125   $17.625       $15.750
Total Investment Return at
  Market Price (b)...........     4.99%*      12.52%     8.02%   (2.22%)    20.26%        10.22%*
Total Return at Net Asset
  Value (c)..................     5.29%*       5.71%     8.90%   (2.45%)    17.85%        14.65%*
Net Assets at End of the
  Period (In millions).......   $ 202.2      $ 199.5   $ 200.3   $ 197.7   $ 210.0       $ 197.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares..............     1.66%        1.67%     1.73%     1.64%     1.64%         1.58%
Ratio of Expenses to Average
  Net Assets (d).............     1.12%        1.13%     1.15%     1.12%     1.11%         1.11%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to Common
  Shares (d).................     6.09%        5.99%     6.37%     6.54%     6.85%         6.28%
Portfolio Turnover...........        5%*         13%       15%        1%        4%           55%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of February 28, 1997, there were no when issued or delayed delivery purchase commitments.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $8,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At February 28, 1997 and August 31, 1996, paid in surplus related to common shares aggregated $120,551,127 and $120,217,495, respectively.

    Transactions in common shares were as follows:

                                           SIX MONTHS ENDED       YEAR ENDED
                                           FEBRUARY 28, 1997    AUGUST 31, 1996
-------------------------------------------------------------------------------
Beginning Shares.......................            8,127,899          8,096,647
Shares Issued Through Dividend
  Reinvestment.........................               19,859             31,252
                                                   ---------          ---------
Ending Shares..........................            8,147,758          8,127,899
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,089,350 and $11,263,610 respectively.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on February 28, 1997, was 3.36% and for the six months ended February 28, 1997, the rates ranged from 3.36% to 4.16%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of

     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 6,280,966 shares voted for the proposal, 145,635 shares voted against, 204,225 shares abstained and 376,792 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 4,042,621 shares voted for the proposal, 208,250 shares voted against, 241,216 shares abstained and 2,542,532 shares represented broker non-votes.